                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 23
                        TO SECOND AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                          AIM COUNSELOR SERIES TRUST
                       (INVESCO COUNSELOR SERIES TRUST)

       This Amendment No. 23 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Trust") amends, effective July 31, 2013, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco U.S. Quantitative Core Fund to Invesco Low Volatility Equity Yield Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 23, 2013.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
---------                                          -------------------------
Invesco California Tax-Free Income Fund            Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
Invesco Core Plus Bond Fund                        Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares
Invesco Equally-Weighted S&P 500 Fund              Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R6 Shares
                                                   Class Y Shares
Invesco Floating Rate Fund                         Class A Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares
Invesco S&P 500 Index Fund                         Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
Invesco Global Real Estate Income Fund             Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares
Invesco Low Volatility Equity Yield Fund           Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares
                                                   Investor Class Shares

Invesco American Franchise Fund                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares
Invesco Equity and Income Fund                     Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares
Invesco Growth and Income Fund                     Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares
Invesco Pennsylvania Tax Free                      Class A Shares
Income Fund                                        Class B Shares
                                                   Class C Shares
                                                   Class R6 Shares
                                                   Class Y Shares
Invesco Small Cap Discovery                        Class A Shares
Fund                                               Class B Shares
                                                   Class C Shares
                                                   Class R5 Shares
                                                   Class R6 Shares
                                                   Class Y Shares"

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 15

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of July 31, 2013, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Agreement to change the name of Invesco U.S. Quantitative Core Fund to Invesco Low Volatility Equity Yield Fund;

   NOW, THEREFORE, the parties agree that:

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                              EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                              ------------------------------------
Invesco California Tax-Free Income Fund            February 12, 2010
Invesco Core Plus Bond Fund                        June 2, 2009
Invesco Equally-Weighted S&P 500 Fund              February 12, 2010
Invesco Floating Rate Fund                         April 14, 2006
Invesco S&P 500 Index Fund                         February 12, 2010
Invesco Global Real Estate Income Fund             March 12, 2007
Invesco Low Volatility Equity Yield Fund           March 31, 2006
Invesco American Franchise Fund                    February 12, 2010
Invesco Equity and Income Fund                     February 12, 2010
Invesco Growth and Income Fund                     February 12, 2010
Invesco Pennsylvania Tax Free Income Fund          February 12, 2010
Invesco Small Cap Discovery Fund                   February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of each Fund, as full compensation for all services rendered, an advisory fee for such Funds as set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Funds for the calendar year computed in the manner used for the determination of the net asset value of shares of such Funds.

                          INVESCO CORE PLUS BOND FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.450%
Next $500 million..................................................    0.425%
Next $1.5 billion..................................................    0.400%
Next $2.5 billion..................................................    0.375%
Over $5 billion....................................................    0.350%

                          INVESCO FLOATING RATE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................     0.65%
Next $4.5 billion..................................................     0.60%
Next $5 billion....................................................    0.575%
Over $10 billion...................................................     0.55%

                    INVESCO GLOBAL REAL ESTATE INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.75%
Next $250 million..................................................    0.74%
Next $500 million..................................................    0.73%
Next $1.5 billion..................................................    0.72%
Next $2.5 billion..................................................    0.71%
Next $2.5 billion..................................................    0.70%
Next $2.5 billion..................................................    0.69%
Amount over $10 billion............................................    0.68%

                   INVESCO LOW VOLATILITY EQUITY YIELD FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................     0.60%
Next $250 million..................................................    0.575%
Next $500 million..................................................     0.55%
Next $1.5 billion..................................................    0.525%
Next $2.5 billion..................................................     0.50%
Next $2.5 billion..................................................    0.475%
Next $2.5 billion..................................................     0.45%
Over $10 billion...................................................    0.425%

                    INVESCO CALIFORNIA TAX-FREE INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................     0.47%
Next $250 million..................................................    0.445%
Next $250 million..................................................     0.42%
Next $250 million..................................................    0.395%
Over $1.25 billion.................................................     0.37%

                     INVESCO EQUALLY-WEIGHTED S&P 500 FUND
                          INVESCO S&P 500 INDEX FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $2 billion...................................................    0.12%
Over $2 billion....................................................    0.10%

                        INVESCO EQUITY AND INCOME FUND
                        INVESCO GROWTH AND INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $150 million.................................................    0.50%
Next $100 million..................................................    0.45%
Next $100 million..................................................    0.40%
Over $350 million..................................................    0.35%

                        INVESCO AMERICAN FRANCHISE FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $250 million.................................................    0.695%
Next $250 million..................................................     0.67%
Next $500 million..................................................    0.645%
Next $550 million..................................................     0.62%
Next $3.45 billion.................................................     0.60%
Next $250 million..................................................    0.595%
Next $2.25 billion.................................................     0.57%
Next $2.5 billion..................................................    0.545%
Over $10 billion...................................................     0.52%

                   INVESCO PENNSYLVANIA TAX FREE INCOME FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.60%
Over $500 million..................................................    0.50%

                       INVESCO SMALL CAP DISCOVERY FUND

NET ASSETS                                                          ANNUAL RATE
----------                                                          -----------
First $500 million.................................................    0.80%
Next $500 million..................................................    0.75%
Over $1 billion....................................................    0.70%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                    AIM COUNSELOR SERIES TRUST
                                              (INVESCO COUNSELOR SERIES TRUST)

Attest:  /s/ Peter A. Davidson            By: /s/ John M. Zerr
         -------------------------------      ---------------------------------
             Assistant Secretary                  John M. Zerr
                                                  Senior Vice President

(SEAL)

                                                        INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson            By: /s/ John M. Zerr
         -------------------------------      ---------------------------------
             Assistant Secretary                  John M. Zerr
                                                  Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 8

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of July 31, 2013, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Counselor Series Trust (Invesco Counselor Series Trust), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Contract to change the names of Invesco U.S. Quantitative Core Fund to Invesco Low Volatility Equity Yield Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     FUNDS

          Invesco California Tax-Free Income Fund
          Invesco Core Plus Bond Fund
          Invesco Equally-Weighted S&P 500 Fund
          Invesco Floating Rate Fund
          Invesco S&P 500 Index Fund
          Invesco Global Real Estate Income Fund
          Invesco Low Volatility Equity Yield Fund
          Invesco American Franchise Fund
          Invesco Equity and Income Fund
          Invesco Growth and Income Fund
          Invesco Pennsylvania Tax Free Income Fund
          Invesco Small Cap Discovery Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   /s/ Harsh Damani
                                          Title:  Senior Vice President, Fund
                                                  Administration & Chief
                                                  Financial Officer, Funds

                                          INVESCO ASSET MANAGEMENT
                                          DEUTSCHLAND GMBH

                                          Sub-Adviser

                                          By:     /s/ M. Fraiken /s/ Z. Rieger
                                                  ------------------------------
                                          Name:   M. Fraiken     Z. Reiger
                                          Title:  17.07.2013     17.07.2013

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ M. McLoughlin
                                                  ------------------------------
                                          Name:   M. McLoughlin
                                          Title:  Director

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  ------------------------------
                                          Name:   Masakazu Hasegawa
                                          Title:  Managing Director

                                       INVESCO AUSTRALIA LIMITED

                                       Sub-Adviser

                                       By:     /s/ Nick Burrell /s/ Mark Yesberg
                                               ---------------------------------
                                       Name:   Nick Burrell      Mark Yesberg
                                       Title:  Company Secretary Director

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Anna Tong /s/ Fanny Lee
                                                  ------------------------------
                                          Name:   Anna Tong     Fanny Lee
                                          Title:  Director      Director

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                          Name:   Jeffrey H. Kupor
                                          Title:  Secretary & General Counsel